UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Anthracite Capital, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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Anthracite Capital, Inc.

40 East 52nd Street

New York, New York 10022

April 14, 2008

Dear Fellow Stockholders:

On behalf of the Board of Directors, I cordially invite you to attend the 2008 Annual Meeting of Stockholders of Anthracite Capital, Inc. (the “Annual Meeting”) to be held at the Omni Berkshire Place, 21 East 52nd Street, Second Floor, New York, NY 10022, on Thursday, May 15, 2008 at 10:00 a.m., Eastern Time. The matters to be voted on by the stockholders at the Annual Meeting are described in detail in the accompanying materials.

IT IS VERY IMPORTANT THAT YOU BE REPRESENTED AT THE ANNUAL MEETING REGARDLESS OF THE NUMBER OF SHARES YOU OWN OR WHETHER YOU ARE ABLE TO ATTEND THE ANNUAL MEETING IN PERSON. Let me urge you to mark, sign and date your proxy card today and to return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend the Annual Meeting.

Your continued support of and interest in Anthracite Capital, Inc. are sincerely appreciated.

Sincerely,

/s/ Carl F. Geuther ________________________________
Carl F. Geuther Chairman of the Board of Directors

ANTHRACITE CAPITAL, INC.

NOTICE OF 2008 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 15, 2008

To the Stockholders of Anthracite Capital, Inc.:

NOTICE IS HEREBY GIVEN that the 2008 Annual Meeting of Stockholders (the “Annual Meeting”) of Anthracite Capital, Inc. (the “Company”) will be held at the Omni Berkshire Place, 21 East 52nd Street, Second Floor, New York, NY 10022, on Thursday, May 15, 2008, at 10:00 a.m., Eastern Time, for the following purposes:

1.	To elect three directors to serve on the Board of Directors of the Company for a three-year term expiring in 2011, to elect one director to serve on the Board of Directors of the Company for a two-year term expiring in 2010, and to elect one director to serve on the Board of Directors of the Company for a one-year term expiring in 2009, in each case, until their respective successors are duly elected and qualifies;

2.	To ratify the appointment by the Board of Directors of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2008;

3.	To approve the Anthracite Capital, Inc. 2008 Manager Equity Plan; and

4.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Only stockholders of the Company of record as of the close of business on March 31, 2008 will be entitled to notice of, and to vote at, the Annual Meeting or any adjournments or postponements thereof.

Further information regarding the Annual Meeting, the nominees for election as directors, the independent registered public accounting firm, the Anthracite Capital, Inc. 2008 Manager Equity Plan and other matters is contained in the enclosed Proxy Statement. We have enclosed a Proxy Statement, form of proxy and self-addressed envelope. Please complete, date and sign the proxy card. Return it promptly in the envelope provided, which requires no postage if mailed in the United States. If you attend the Annual Meeting, you may withdraw your proxy and vote in person, if you so choose.

By Order of the Board of Directors,

/s/ Vincent B. Tritto _________________________
Vincent B. Tritto Secretary

New York, New York

April 14, 2008

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY; PLEASE MARK, DATE, SIGN AND RETURN THE APPROPRIATE ENCLOSED PROXY OR PROXIES IN THE ACCOMPANYING ENVELOPE PROVIDED FOR YOUR CONVENIENCE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY ALSO CALL GEORGESON, INC., THE COMPANY’S PROXY SOLICITOR, AT 1-877-278-6310 FOR MORE INFORMATION ABOUT THE ENCLOSED PROXY STATEMENT OR TO VOTE YOUR SHARES.

ANTHRACITE CAPITAL, INC.

40 EAST 52ND STREET

NEW YORK, NEW YORK 10022

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement and the accompanying proxy card and Notice of Annual Meeting are provided in connection with the solicitation of proxies by the Board of Directors of Anthracite Capital, Inc., a Maryland corporation (the “Company” or “Anthracite”), for use at the 2008 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the Omni Berkshire Place, 21 East 52nd Street, Second Floor, New York, NY 10022, on Thursday, May 15, 2008 at 10:00 a.m., Eastern Time, and any adjournments or postponements thereof. The mailing address of the Company’s executive office is 40 East 52nd Street, New York, NY 10022. This Proxy Statement, the accompanying proxy card and the Notice of Annual Meeting are first being mailed to holders of the Company’s common stock, par value $.001 per share (the “Common Stock”), on or about April 14, 2008.

Matters to Be Voted on at the Annual Meeting

At the Annual Meeting, holders of the Common Stock will vote on (i) the election of five directors to serve on the Board of Directors of the Company; (ii) the ratification of the appointment by the Audit Committee of the Board of Directors of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2008; (iii) the approval of the Anthracite Capital, Inc. 2008 Manager Equity Plan; and (iv) such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Stockholders Entitled to Vote

The Board of Directors has fixed the close of business on March 31, 2008 as the record date for the determination of stockholders entitled to notice of and to vote their shares of Common Stock at the Annual Meeting. As of March 31, 2008, the Company had 64,791,761 shares of Common Stock outstanding. Each share of Common Stock entitles its holder to one vote.

Voting at the Annual Meeting

If the enclosed proxy is properly executed and returned to the Company in time to be voted at the Annual Meeting, it will be voted as specified on the proxy, unless it is properly revoked prior thereto. If no specification is made on the proxy as to any one or more of the proposals, the shares of Common Stock represented by the proxy will be voted as follows:

FOR the election of each of the director nominees;

FOR the ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2008; and

FOR the approval of the Anthracite Capital, Inc. 2008 Manager Equity Plan.

Voting on Other Matters

If any other matters are properly presented at the Annual Meeting for consideration, the persons named in the proxy will have the discretion to vote on those matters for you. At the date this Proxy Statement went to press, the Company did not know of any other matter to be raised at the Annual Meeting.

Required Vote

A majority of the votes entitled to be cast at the Annual Meeting, represented in person or by proxy, constitutes a quorum for purposes of transacting business at the Annual Meeting. Abstentions and “broker non-votes” are counted as present and entitled to vote for purposes of determining a quorum. A “broker non-vote” occurs when a bank, broker, or other holder of record holding shares for a beneficial owner does not vote on a particular proposal because that holder does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

Election of each nominee for director will require the affirmative vote of a plurality of the votes cast in person or by proxy at the Annual Meeting for such slot. This means that the director nominee with the most votes for a particular slot is elected for that slot. Votes “withheld” from one or more director nominees therefore will have no effect on the outcome of the vote.

The affirmative “FOR” vote of a majority of votes cast in person or by proxy at the Annual Meeting is required to approve all other proposals, including the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm and the approval of the Anthracite Capital, Inc. 2008 Manager Equity Plan (the “2008 Manager Equity Plan”). In tabulating the voting result for any particular proposal, abstentions and, if applicable, broker non-votes are not counted as votes “FOR” or “AGAINST” the proposal.

If the 2008 Manager Equity Plan is not approved by the affirmative “FOR” vote of a majority of votes cast in person or by proxy at the Annual Meeting, it will not become effective. The Board of Directors of the Company, however, reserves the right, subject to all applicable laws, regulations and stock exchange listing standards, to adopt such other compensation plans and programs as it deems appropriate and in the best interests of the Company and its stockholders.

Under the rules of the New York Stock Exchange (“NYSE”), if you are a beneficial owner of the Company’s shares, your bank, broker or other holder who holds your shares in “street name” (each, a “record holder”) has the authority to vote your shares on certain matters when it does not receive voting instructions from you. Record holders that do not receive voting instructions are entitled to vote on the election of directors and the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm. Record holders may not vote on the approval of the 2008 Manager Equity Plan absent instructions from you. Without your voting instructions, a broker non-vote will occur.

Cost of Proxy Solicitation

The Company will pay the expenses of soliciting proxies. Proxies may be solicited in person or by mail, telephone, electronic transmission and facsimile transmission on the Company’s behalf by directors, officers or employees of the Company or its subsidiaries, without additional compensation. The Company will reimburse brokerage houses and other custodians, nominees and fiduciaries that are requested to forward soliciting materials to the beneficial owners of the stock held of record by such persons.

Solicitation of Proxies

Georgeson, Inc. (“Georgeson”) has been engaged to assist in the solicitation of proxies for the Company. In addition to solicitations made by mail, solicitations also may be made by telephone, through the Internet or in person by officers or employees of the Company and by certain financial services firms and their representatives, who will receive no extra compensation for their services. If the Company records votes by telephone or through the Internet, it will use procedures designed to authenticate stockholders’ identities, to allow stockholders to authorize the voting of their shares in accordance with their instructions and to allow stockholders to confirm that their instructions have been recorded properly.

In all cases in which a telephone proxy is solicited, the Georgeson representative is required to ask for each stockholder’s full name and address and to confirm that the stockholder has received the proxy materials in the mail. If the stockholder is a corporation or other entity, the Georgeson representative is required to ask for the person’s title and for confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to the Georgeson representative, then the Georgeson representative has the responsibility to explain the process, to read the proposals listed on the Proxy Card and to ask for the stockholder’s instructions on each proposal. Although the Georgeson representative is permitted to answer questions about the process, he or she is not permitted to recommend to the stockholder how to vote, other than to read any recommendation set forth in this Proxy Statement. Georgeson will record the stockholder’s instructions on the Proxy Card. Within 72 hours, the stockholder will be sent a letter or mailgram that confirms his or her vote and that asks the stockholder to call Georgeson immediately if his or her instructions are reflected incorrectly in the confirmation.

Revocation of Proxies

A person giving the enclosed proxy has the power to revoke it at any time before it is exercised by (i) attending the Annual Meeting and voting in person, (ii) duly executing and delivering a proxy bearing a later date prior to the Annual Meeting or (iii) sending written notice of revocation to the Company’s Secretary prior to the Annual Meeting at 40 East 52nd Street, New York, NY 10022.

List of Stockholders

A list of stockholders entitled to vote at the Annual Meeting will be available at the Annual Meeting and for ten days prior to the Annual Meeting, between the hours of 9:00 a.m. and 5:00 p.m., Eastern Time, at the Company’s executive office at 40 East 52nd Street, New York, NY 10022, by contacting the Secretary of the Company.

Copies of Proxy Statement / Annual Report to Stockholders

A copy of the Annual Report on Form 10-K filed by the Company with the Securities and Exchange Commission (the “SEC”) for its latest fiscal year, the 2007 Annual Report to Stockholders and this Proxy Statement and form of proxy is available without charge to stockholders at the Company’s website at www.anthracitecapital.com or upon written request to Anthracite Capital, Inc., 40 East 52nd Street, New York, NY 10022, Attention: Secretary. Neither the Annual Report on Form 10-K for the year ended December 31, 2007 nor the 2007 Annual Report to Stockholders is part of the proxy solicitation materials.

Confidentiality of Voting

The Company keeps all proxies, ballots and voting tabulations confidential as a matter of practice. The Company only lets its Inspector of Election, American Stock Transfer and Trust Company, examine these documents. Occasionally, stockholders provide written comments on their proxy card, which then may be forwarded to the Company’s management by American Stock Transfer and Trust Company.

Voting Results

American Stock Transfer and Trust Company, the Company’s independent tabulating agent, will count the votes and act as the Inspector of Election. The Company will publish the voting results in its Quarterly Report on Form 10-Q for the fiscal quarter ending June 30, 2008, which the Company plans to file with the SEC in August 2008.

Recommendations of the Board of Directors

The Board of Directors recommends a vote FOR each of the nominees for director, FOR the ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2008 and FOR the approval of the Anthracite Capital, Inc. 2008 Manager Equity Plan.

PROPOSAL 1

ELECTION OF DIRECTORS

The Company’s Bylaws provide that the Board of Directors shall consist of no less than three and no more than nine directors, and the number of directors may be increased or decreased within those parameters by the Board of Directors. The Company’s Board of Directors is currently comprised of eight members and will increase to nine members upon the election of Walter E. Gregg Jr. (as described below) at the Annual Meeting. The Company’s Board of Directors is classified into three groups, designated Class I, Class II and Class III. The term of office of the members of one class of directors expires each year in rotation so that the members of one class are elected at each annual meeting to serve for full three-year terms, or until their successors are duly elected and qualifies. Each class consists, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors.

At the Annual Meeting, three directors will be elected to serve on the Board of Directors of the Company for a three-year term expiring in 2011, one director will be elected to serve on the Board of Directors of the Company for the two-year balance of a term expiring in 2010 and one director will be elected to serve on the Board of Directors for the one-year balance of a three-year term expiring in 2009, in each case, until their respective successors are duly elected and qualifies. The shares of Common Stock represented by the enclosed proxy will be voted for the election as directors of the five nominees named below, unless a vote is withheld from any of the five individual nominees. If any nominee becomes unavailable or unwilling to serve as a director on the Board of Directors of the Company for any reason, shares of Common Stock represented by the accompanying proxy will be voted for such other person as the Board of Directors may nominate.

At the Annual Meeting, one director will be elected by the holders of the Company’s 12% Series E-1 Cumulative Convertible Redeemable Preferred Stock, 12% Series E-2 Cumulative Convertible Redeemable Preferred Stock and 12% Series E-3 Cumulative Convertible Redeemable Preferred Stock, in each case par value $0.001 and liquidation preference $1,000 per share (collectively, the “Series E Preferred Stock”), to serve on the Board of Directors until the next Annual Meeting of Stockholders in 2009.

Pursuant to the Articles Supplementary governing the Series E Preferred Stock, so long as more than 50% of the shares of the issued Series E Preferred Stock have been continuously owned by the initial holder thereof, holders of the Series E Preferred Stock, voting together as a single class, shall have the right to elect one member of the Company’s Board of Directors. On April 4, 2008, the sole holder of the Series E Preferred Stock designated Andrew P. Rifkin as the Series E Preferred Stock designee and Mr. Rifkin was appointed to the Company’s Board of Directors. Mr. Rifkin currently serves as a Class III director.

The Board of Directors has no reason to doubt the availability of any nominee, and each nominee has indicated his or her willingness to serve as a director of the Company if elected by the stockholders at the Annual Meeting.

Information Concerning the Director Nominees

The Board of Directors has unanimously proposed Hugh R. Frater, Jeffrey C. Keil and Deborah J. Lucas as nominees for election as Class II directors of the Company, each to serve for a three-year term expiring in 2011, Walter E. Gregg Jr. as nominee for election as a Class I director of the Company to serve for the two-year balance of a three-year term expiring in 2010 and Christopher A. Milner as nominee for election as a Class III director of the Company to serve for the one-year balance of a three-year term expiring in 2009.

The Board of Directors recommends a vote FOR each of the nominees for director.

Information Concerning the Incumbent Directors and Director Nominees

Information concerning the names, ages, terms and positions with the Company and business experience of the members of the Board of Directors and Mr. Gregg is set forth below. Hugh R. Frater has been elected to the Board of Directors since November 1997. Jeffrey C. Keil has been elected to the Board of Directors since March 1998. Deborah J. Lucas has been elected to the Board of Directors since May 2005. Christopher A. Milner was appointed to the Board of Directors in November 2007 by the Board of Directors to fill a vacancy caused by Ralph L. Schlosstein’s resignation from the Board of Directors. Andrew P. Rifkin was elected to the Board of Directors upon the issuance of the Series E Preferred Stock on April 4, 2008. All of them have served continuously with the Company since their respective election or appointment. Mr. Gregg previously has not been a director of the Company.

Name	Age	Position	Class	Director Term Expires(1)
Affiliated Directors:
Scott M. Amero	44	Director	III	2009
Hugh R. Frater	52	Director	II	2011	(5)
Christopher A. Milner	41	Director	III	2009	(6)
Unaffiliated Directors:
Carl F. Geuther (2)(4)	62	Chairman of the Board of Directors	I	2010
Walter E. Gregg Jr.	66	Director	I	2010	(7)
Jeffrey C. Keil (2)(3)	64	Director	II	2011	(5)
John B. Levy (3)(4)	60	Director	I	2010
Deborah J. Lucas (2)(3)(4)	49	Director	II	2011	(5)
Andrew P. Rifkin	49	Director	III	2009	(8)

(1)	The Company’s Board of Directors is classified into three groups and each group is elected on a staggered basis for three-year terms.
(2)	Member of the Audit Committee.
(3)	Member of the Compensation Committee.
(4)	Member of the Nominating and Corporate Governance Committee.
(5)	Shows dates as if each of the nominees is elected as director for a three-year term at the Annual Meeting.
(6)	Shows date as if the nominee is elected at the Annual Meeting to serve the one-year balance of the three-year term of his predecessor, Ralph L. Schlosstein, expiring in 2009.
(7)	Shows date as if the nominee is elected at the Annual Meeting to serve the two-year balance of the three-year term expiring in 2010.
(8)	Shows the date as if the nominee is elected at the Annual Meeting by the holders of the Series E Preferred Stock. Pursuant to Section 4.1.2 of the Company’s charter, the Series E Preferred Stock director will be elected by the holders of the Series E Preferred Stock annually.

Scott M. Amero, Director since September 2005, is a Vice Chairman and Global Chief Investment Officer for Fixed Income of BlackRock Financial Management, Inc. (the “Manager”). He is a member of the Executive, Operating and Leadership Committees of the Manager. Mr. Amero is Co-Head of the Fixed Income Investment Strategy Group that is responsible for global fixed income strategy, asset allocation and overall management of client portfolios. In this capacity, Mr. Amero coordinates the Manager’s team of portfolio managers and credit analysts who specialize in government, agency, corporate, mortgage, asset-backed and structured securities worldwide. Prior to joining the Manager in 1990, Mr. Amero was a Vice President in Fixed Income Research at the First Boston Corporation. Mr. Amero joined First Boston Corporation in 1985 and became the firm’s primary strategist for short- duration securities. Mr. Amero earned a B.A. degree in Applied Mathematics and Economics from Harvard University in 1985, and an M.B.A degree in Finance from New York University in 1991.

Hugh R. Frater, Director since November 1997 and nominee, served as President and Chief Executive Officer of the Company from 1998 until his resignation from those positions in February 2004. In February 2004, Mr. Frater became an Executive Vice President of The PNC Financial Services Group, Inc. (“PNC”), where he was responsible for PNC’s real estate businesses, which include commercial real estate lending, loan servicing and origination and syndication of affordable housing tax credits. Mr. Frater was also President of Midland Loan Services, Inc. (“Midland”), a wholly owned subsidiary of PNC. Mr. Frater resigned from PNC and Midland, effective May 1, 2007. Prior to joining PNC, Mr. Frater was a founding partner and Managing Director of the Manager, where he served as head of the Real Estate Division, co-head of the Account Management Group, and member of the management committee. Prior to joining BlackRock in 1988, Mr. Frater was a Vice President in Investment Banking at Lehman Brothers in the financial institutions department. Mr. Frater is also a director of Board Assist, LLC.

Christopher A. Milner, Director since 2007 and nominee, has served as Chief Executive Officer of the Company since February 2004 and served as Vice President and Chief Investment Officer from 1998 to 2004. Mr. Milner is also a Managing Director of the Manager and President of the Carbon Capital series of private real estate debt funds, also managed by the Manager. Mr. Milner is a member of the Manager’s Global Real Estate Investment Committee and is responsible for high yield real estate debt portfolio management across all of the Manager’s accounts. Prior to joining the Manager in 1997, Mr. Milner was Vice President and Manager of PNC Real Estate Capital Markets, where he was responsible for origination, underwriting and securitization of all commercial mortgage conduit production. Prior to co-founding PNC’s CMBS Program in 1995, Mr. Milner was a Vice President in PNC’s real estate asset management subsidiary. In this capacity, Mr. Milner was responsible for the resolution of distressed commercial real estate loans and the coordination of PNC’s special servicer ratings and sub-performing/non-performing loan sales. Mr. Milner has completed real estate debt, equity and capital markets transactions with an aggregate value of $20 billion. Mr. Milner joined PNC in 1990 upon completion of his graduate work (M.B.A. in Finance with a concentration in Real Estate) at Indiana University. While attending graduate school, Mr. Milner worked at Melvin Simon & Associates—the predecessor to the Simon Property Group (NYSE: SPG). Mr. Milner earned a liberal arts B.A. degree from DePauw University in 1988.

Carl F. Geuther, Director since March 1998 and Chairman of the Board of Directors since November 2007, is a former Executive Vice President and Chief Financial Officer of WMC Mortgage Corp., a mortgage banking company. Mr. Geuther was Vice Chairman and Chief Financial Officer, and previously Executive Vice President, of Great Western Financial Corporation and Great Western Bank from 1986 to 1997. Mr. Geuther joined Great Western following its acquisition of Aristar, Inc., a consumer finance and insurance company, in 1983, where he served as Executive Vice President and Chief Financial Officer and previous financial management positions since 1974.

Walter E. Gregg Jr., nominee, formerly Vice Chairman and Director of PNC from which he retired in 2002. Mr. Gregg served on the Board of Directors of PFPC Worldwide, Inc. and BlackRock, Inc. from 1998 to 2002. Mr. Gregg received his B.S. and J.D. degrees from the University of Pittsburgh, and is a certified public accountant.

Jeffrey C. Keil, Director since March 1998 and nominee, is a private investor who had been President and a director of Republic New York Corporation and Vice Chairman of Republic National Bank of New York from 1984 to 1996. Mr. Keil currently is the non-executive chairman of a privately held insurance company and the non-executive chairman of a privately held registered investment adviser. Mr. Keil has been a director of Leucadia National Corporation since April 2004.

John B. Levy, Director since 2007, is President of John B. Levy & Company, Inc., a private real estate investment banking firm founded by him in 1995 and headquartered in Richmond, Virginia. Prior to forming this firm, Mr. Levy served from 1993 as a partner in Republic Realty Mortgage Corporation, which at the time was one of the largest privately held commercial mortgage banks in the United States. In this role, Mr. Levy was responsible for nationwide business development and managed the investments of a diverse portfolio of national clients. Prior to his service with Republic Realty Mortgage Corporation, he was co-head of real estate investment banking at NationsBanc Mortgage, by which company and its predecessors he was employed from 1983 to 1993.

Deborah J. Lucas, Director since May 2005 and nominee, is the Donald C. Clark Household International Distinguished Professor of Finance at the Kellogg School of Management at Northwestern University, where she teaches courses in fixed income securities and corporate finance. Her research focuses on asset pricing and federal financial risk. Her past appointments include chief economist at the Congressional Budget Office from 2000 to 2001, and Senior Staff Economist at the Council of Economic Advisers from 1992 to 1993. She serves on the Board of Directors of General Dynamics Corp., the Access Group and the Center on Federal Financial Institutions.

Andrew P. Rifkin, Director since April 2008, oversees the overall acquisitions and asset management activities of DLJ Real Estate Capital Partners, Inc. (“RECP”). Mr. Rifkin has been a senior member of RECP since its inception in 1995 and has been responsible for many of the successful investments in the RECP Funds. Prior to joining RECP, Mr. Rifkin was a Vice President at Goldman, Sachs & Co. (“Goldman”) in the Real Estate Principal Investment Area, where his responsibilities included asset management for various Whitehall portfolios. Mr. Rifkin was a recipient of Goldman’s 1992 Innovation Award as a member of the Whitehall team that created and negotiated the original joint venture relationship between Goldman and the J.E. Robert Companies. Mr. Rifkin graduated with honors from the State University of New York at Binghamton with a B.S. degree in Mathematics and received an M.S. degree in Computer Science from Cornell University. He served on the Board of Directors of the Company from December 1999 to February 2002.

Additional Disclosure

On April 4, 2008, the Company issued and sold to RECP IV Cite CMBS Equity, L.P., a Delaware limited partnership and subsidiary of DLJ Real Estate Capital Partners IV, L.P., (i) 23,375 shares of the Company’s 12% Series E-1 Cumulative Convertible Redeemable Preferred Stock, (ii) 23,375 shares of the Company’s 12% Series E-2 Cumulative Convertible Redeemable Preferred Stock, (iii) 23,375 shares of the Company’s 12% Series E-3 Cumulative Convertible Redeemable Preferred Stock, and (iv) 3,494,021 shares of Common Stock for an aggregate purchase price of $93.5 million.

DLJ Real Estate Capital Partners IV, L.P. is a fund managed by DLJ Real Estate Capital Partners, Inc., a wholly owned subsidiary of Credit Suisse. Credit Suisse and/or its affiliates have engaged in transactions, including swap transactions, with the Company, the Manager and/or their affiliates in the past and may do so from time to time in the future. The Company, the Manager and/or their affiliates have purchased and may from time to time in the future purchase commercial mortgage-backed and other securities and loans from Credit Suisse and its affiliates in the ordinary course of business. The Company, the Manager and/or their affiliates may from time to time enter into strategic and other transactions with DLJ Real Estate Capital Partners IV, L.P. and its subsidiaries.

Unaffiliated Directors

The Articles of Incorporation of the Company require that a majority of the Company’s directors be “Unaffiliated Directors.” “Unaffiliated Director” means any director who (a) does not own greater than a de minimis interest in the Manager or any of its affiliates, other than the Company and any person controlled by the Company and (b) within the last two years has not directly or indirectly (i) been an officer of or employed by the Company or the Manager or any of their respective affiliates, (ii) been a director of the Manager or any of its affiliates, other than the Company and any person controlled by the Company, (iii) performed more than a de minimis amount of services for the Manager or any of its affiliates or (iv) had any material business or professional relationship with the Manager or any of its affiliates other than as a director of the Company or any person controlled by the Company. There are presently five Unaffiliated Directors on the Company’s Board of Directors: Messrs. Geuther, Keil, Levy, Rifkin and Ms. Lucas. The Board of Directors has determined that Mr. Gregg, if elected, would be an Unaffiliated Director.

Compensation of Directors

Directors generally are elected for a term of three years and hold office until their successors are duly elected and qualified. The Company pays an annual director’s retainer to each Unaffiliated Director and to Mr. Frater, since his resignation from PNC and Midland, and a fee of $1,000 for each meeting of the Board of Directors and committees attended by the Unaffiliated Director and Mr. Frater. The annual director’s retainer increased from $40,000 to $75,000, effective April 1, 2008. As compensation for acting as Chairman of the Board of Directors, Carl F. Geuther, effective April 1, 2008, receives an additional $25,000 retainer per year. Effective April 1, 2008, the annual retainer will be paid entirely in common stock on a quarterly basis. In addition, the Unaffiliated Directors who serve as chair of the Nominating and Corporate Governance Committee or chair of the Compensation Committee each receive an additional $5,000 per year, and the Unaffiliated Director who serves as chair of the Audit Committee receives an additional $10,000 per year. The Company also grants each Unaffiliated Director and Mr. Frater 1,000 shares of restricted Common Stock of the Company or the equivalent amount of cash as of the date of each annual meeting of the Company’s stockholders. The Company reimburses the costs and expenses of all directors for attending meetings of the Board of Directors. Directors who are also employees of the Manager (Messrs. Amero and Milner) will not be, and have not been for the year ended December 31, 2007, separately compensated by the Company.

DIRECTOR COMPENSATION

The table below summarizes the compensation paid by the Company to its Unaffiliated Directors and Mr. Frater for the year ended December 31, 2007.

Name (a)	Fees Earned or Paid in Cash (b)	Stock Awards (c)	Option Awards (d)	Non-Equity Incentive Plan Compensation (e)	Change in Pension Value and Nonqualified Deferred Compensation Earnings (f)	All Other Compensation (g)	Total (h)
Donald G. Drapkin (1)	$9,778	$—	$—	$—	$—	$—	$9,778
Hugh R. Frater	27,444	8,410	—	—	—	—	35,854
Carl F. Geuther	55,222	8,410	—	—	—	—	63,632
Jeffrey C. Keil	55,222	8,410	—	—	—	—	63,632
Leon T. Kendall (1)	17,167	—	—	—	—	—	17,167
John B. Levy	27,444	8,410	—	—	—	—	35,854
Deborah J. Lucas	51,278	8,410	—	—	—	—	59,688

(1)	Donald G. Drapkin resigned from the Board of Directors effective May 22, 2007 and Leon T. Kendall did not stand for re-election at the last annual meeting on May 22, 2007.

The Company did not pay any compensation to its directors who are also employees of the Manager (Messrs. Amero and Milner) for the year ended December 31, 2007.

Mr. Schlosstein resigned from the Board of Directors in November 2007 and did not receive any compensation from the Company for the year ended December 31, 2007.

CORPORATE GOVERNANCE

Determination of Director Independence

At least a majority of the directors serving on the Board of Directors must be independent directors under the NYSE corporate governance rules. The NYSE corporate governance rules generally require companies to have a majority of independent directors and a fully independent audit, compensation and nominating and governance committee. The NYSE corporate governance rules also require disclosure in a company’s proxy statement of the board’s determination as to the independence of the members of these committees.

For a director to be considered independent, the Board must determine that the director does not have any direct or indirect material relationship with the Company. The Board of Directors has adopted categorical standards as set forth below (the “Categorical Standards”) to assist it in determining whether or not certain relationships between its directors and the Company or its subsidiaries or affiliates (either directly or as partner, shareholder or officer of an organization that has a relationship with the Company or its subsidiaries or affiliates) are “material relationships” for purposes of the NYSE corporate governance rules. In this regard, the Board may adopt and disclose Categorical Standards to assist it in making determinations of independence and may make a general disclosure if a director meets these standards. Any determination of independence for a director who does not meet these standards must be specifically explained. Relationships not covered by these Categorical Standards will be evaluated on an individual basis as provided for in the NYSE corporate governance rules.

I.	Application of Categorical Standards

None of the relationships described below shall be deemed to be a “material relationship” between a director and the Company and thus a director having such a relationship may be deemed to be “independent” for purposes of the NYSE corporate governance rules, unless the relationship causes the director not to be independent as a result of any of the provisions of the bright line independence standards set forth below. The provisions of these bright line independence standards establish mandatory independence standards involving the employment, affiliations, and compensation of a director or an immediate family member.

In applying these Categorical Standards, the Board will take into account any “look-back” or transition period specified in the NYSE corporate governance rules.

A.	Relationships arising in the ordinary course of business with the Company or its Manager

Asset management, acting as trustee, lending, deposit, banking, or other financial service relationships (such as those involving investment in various of the funds, investment vehicles or accounts sponsored or managed by the Company or the Manager, fiduciary, brokerage, custody, capital markets, treasury management, or similar products and services) or other relationships involving the provision of products or services either by or to Anthracite or its subsidiaries or affiliates or the Manager and involving a director, his or her immediate family members, or a company or charitable organization of which the director or an immediate family member is (or, at the time of the transaction, was) a partner, shareholder, officer, employee or director will not be considered “material relationships” if the following condition is satisfied:

•

the products and services are being provided in the ordinary course of business and on substantially the same terms and conditions, including price, as would be available to similarly situated customers.

B.	Relationships with companies of which a director is a shareholder or partnerships of which a director is a partner

Any relationship not described in Section A above, between the Company or one of its subsidiaries or affiliates or the Manager (as the case may be) and a company (including a limited liability company) or partnership to which a director is connected solely as a shareholder (or member) or partner will not be considered a “material relationship,” provided the director is not a principal shareholder of the company or a principal partner of the partnership. For purposes of this Categorical Standard, a person is a principal shareholder of a company if he or she directly or indirectly, or acting in concert with one or more persons, owns, controls, or has the power to vote more than 10 percent of any class of voting securities of the company. A person is a principal partner of a partnership if he or she directly or indirectly, or acting in concert with one or more persons, owns, controls, or has the power to vote a 25 percent or more general partnership interest, or more than a 10 percent overall partnership interest and has the single largest interest in the partnership. Shares or partnership interests owned or controlled by a director’s immediate family member who shares the director’s home are considered to be held by the director.

C.	Contributions made or pledged to charitable organizations

Contributions made to any charitable organization pursuant to a matching gift program maintained by the Company or by its subsidiaries or affiliates or by the Manager or by any foundation sponsored by or associated with the Company or its subsidiaries or affiliates or by the Manager are not considered to be a “material relationship” and shall not be included in calculating the materiality threshold set forth in (i) below. Other contributions made or pledged by the Company, its subsidiaries or affiliates, by the Manager or by any foundation sponsored by or associated with the Company or its subsidiaries or affiliates or the Manager to a charitable organization of which a director or an immediate family member is an executive officer, director, or trustee will not be considered a “material relationship” if the following conditions are satisfied:

(i) within the preceding three years, the aggregate amount of such contributions during any single fiscal year of the charitable organization did not exceed the greater of $1 million or 2 percent of the charitable organization’s consolidated gross revenues for that fiscal year; and

(ii) the charitable organization is not a family foundation created by the director or an immediate family member.

D.	Certain familial relationships

A relationship involving a director’s relative will not be considered a “material relationship” unless the relative is an immediate family member of the director.

II.	Mandatory Independence Standards

To be considered independent, a director must also meet the bright-line independence tests under the listing standards of the NYSE.

These Categorical Standards are available on the investor relations page of the Company’s website, www.anthracitecapital.com, under the heading “Investor Relations/Corporate Governance.” In addition to applying these guidelines, the Board of Directors will consider all relevant facts and circumstances in making an independence determination. The board has determined that the following directors satisfy the independence requirements of the Board of Directors and the NYSE:

Ms. Lucas and Messrs. Geuther, Keil, Levy and Rifkin. The Board of Directors has also determined that Mr. Gregg would satisfy the independence requirements of the Board of Directors and the NYSE.

Board and Committee Meetings

The Board of Directors has three standing committees: an Audit Committee, a Nominating and Corporate Governance Committee and a Compensation Committee. Each of the committees is composed entirely of independent directors, as determined in accordance with the applicable rules of the NYSE. The current charters for each of the Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee are available on the investor relations page of the Company’s website, www.anthracitecapital.com, under “Investor Relations/Corporate Governance.” Further, the Company will provide a copy of these charters without charge to each stockholder upon written request. Requests for copies should be addressed to Anthracite Capital, Inc., 40 East 52nd Street, New York, NY 10022, Attention: Secretary.

The following descriptions of the functions performed by the committees of the Board of Directors are general in nature and are qualified in their entirety by reference to the committees’ charters.

Audit Committee

The Audit Committee, presently composed of Messrs. Geuther and Keil and Ms. Lucas, appoints the Company’s independent registered public accounting firm (subject to stockholder ratification), reviews the financial statements of the Company and considers such other matters in relation to the internal and external audit of the financial affairs of the Company as may be necessary or appropriate to facilitate accurate and timely financial reporting. The Board of Directors adopted a revised charter for the Audit Committee on March 11, 2004, a copy of which was included as Exhibit A to the Company’s proxy statement for the 2004 Annual Meeting of Stockholders. Each Audit Committee member is “independent” as defined in the NYSE listing standards and the applicable SEC rules. The Board of Directors has determined that Mr. Geuther qualifies as an “audit committee financial expert” as defined in the SEC rules, and the Board of Directors has determined that each member of the Audit Committee has accounting and related financial management expertise within the meaning of the listing standards of the NYSE. The Audit Committee met seven times during the fiscal year ended December 31, 2007.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee, presently composed of Messrs. Geuther and Levy and Ms. Lucas, recommends to the Board of Directors individuals qualified to serve as directors of the Company and on committees of the Board of Directors; advises the Board of Directors with respect to the composition of the Board of Directors, procedures and committees; advises the Board of Directors with respect to the corporate governance principles applicable to the Company; and oversees the evaluation of the Board of Directors and the Company’s management. The Board of Directors adopted a charter for the Nominating and Corporate Governance Committee on June 25, 2003, which was subsequently revised on March 11, 2004. The Nominating and Corporate Governance Committee met six times during the fiscal year ended December 31, 2007.

The Nominating and Corporate Governance Committee, as required by the Company’s Bylaws, will consider director candidates recommended by stockholders. In considering candidates submitted by stockholders, the Nominating and Corporate Governance Committee will take into consideration the needs of the Board of Directors and the qualifications of the candidate and may take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held.

The Company’s Bylaws provide certain procedures that a stockholder must follow to nominate persons for election to the Board of Directors. Nominations for director at an annual stockholder meeting must be submitted in writing to the Company’s Secretary at Anthracite Capital, Inc., 40 East 52nd Street, New York, NY 10022. The Secretary must receive the notice of a stockholder’s intention to introduce a nomination or proposed item of business at an annual stockholders meeting:

•	not later than the close of business on the 60th day nor earlier than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting; or

•

in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, not earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of the 60 th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Company.

The Bylaws also provide that the stockholder nomination notice must contain all information relating to such nominee that is required to be disclosed in solicitations of proxies for elections of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serve as director if elected).

As to the stockholder giving notice and the beneficial owner, if any, on whose behalf the proposal is being made, the notice must include:

•	the name and record address of the stockholder, as they appear on the Company’s books, and of such beneficial owner; and

•	the number of shares of each class of stock of the Company which are owned beneficially and of record by such stockholder and such beneficial owner.

In considering the qualifications for serving as a director of the Company, the Nominating and Corporate Governance Committee examines a candidate’s experience, knowledge, skills, expertise, diversity, ability to make independent analytical inquiries, understanding of the Company’s business environment and willingness to devote adequate time and effort to the responsibilities of the Board of Directors.

The Nominating and Corporate Governance Committee identifies potential nominees by asking current directors and executive officers to notify the Committee if they become aware of suitable candidates. The Nominating and Corporate Governance Committee also may, from time to time, engage firms that specialize in identifying director candidates. As described above, the Committee will also consider candidates recommended by stockholders.

Once a person has been identified by the Nominating and Corporate Governance Committee as a potential candidate, the Committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. If the Nominating and Corporate Governance Committee determines that the candidate warrants further consideration, the Chairman or another member of the Committee will contact the person. Generally, if the person expresses a willingness to be considered and to serve on the Board of Directors, the Nominating and Corporate Governance Committee requests information from the candidate and reviews the person’s accomplishments and qualifications. The Committee’s evaluation process does not vary based on whether or not a candidate is recommended by a stockholder; however, as stated above, the Board of Directors may take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held.

Compensation Committee

The Compensation Committee, presently composed of Messrs. Keil and Levy and Ms. Lucas, administers the Company’s 1998 Stock Option Plan and 2006 Stock Award and Incentive Plan (and will administer the 2008 Manager Equity Plan, if approved), reviews all aspects of the Amended and Restated Investment Advisory Agreement, dated as of March 31, 2008, between the Company and the Manager (the “Management Agreement”) and makes recommendations on such matters to the full Board of Directors. During 2007, the Company did not pay any cash compensation to its executive officers, and there was no grant by the Company of stock, stock options, stock appreciation rights or other similar equity-based compensation to the Company’s executive officers. The Compensation Committee met once during the fiscal year ended December 31, 2007, to approve the compensation provided by the Company to the independent directors who serve on the Board of Directors and to determine their recommendation regarding renewal of the Management Agreement between the Company and the Manager. As discussed under “Certain Relationships and Related Transactions,” the Company pays a base management fee and incentive compensation, among other things, to the Manager pursuant to the Management Agreement.

Number of Meetings of the Board of Directors and Attendance in 2007

During the fiscal year ended December 31, 2007, the Board of Directors met on five occasions. In 2007, each director, who served through the end of the fiscal year, attended 75% or more of the meetings of the Board of Directors and of the committees of the Board of Directors on which such director served with the exception of Mr. Levy (67% attendance). The Company expects each director serving on its Board of Directors to regularly attend meetings of the Board of Directors and committees on which such director serves, and to review, prior to meetings, material distributed in advance for such meetings. A director who is unable to attend a meeting is expected to notify the Chairman of the Board of Directors or the chairman of the appropriate committee in advance of such meeting. The Company’s policy regarding director attendance at the Annual Meetings of Stockholders is to encourage directors to attend such meetings. Four of seven directors attended the Company’s 2007 annual meeting of stockholders.

Communications with Directors

The Board of Directors has established a process to receive communications from stockholders and other interested parties. Stockholders and other interested parties may contact any member (or all members) of the Board of Directors (including, without limitation, the director that presides over the executive sessions of non-management directors, or the non-management directors as a group), any Board of Directors committee or any chair of any such committee by mail or electronically. To communicate with the Board of Directors, any individual directors or any group or committee of directors, correspondence should be addressed to the Board of Directors or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent c/o Corporate Communications Department, Anthracite Capital, Inc., 40 East 52nd Street, New York, NY 10022. To communicate directly with the Board of Directors electronically, the Company has established an e-mail address, anthracitebod@blackrock.com, to which stockholders may send correspondence to the Board of Directors or any such individual directors or group or committee of directors.

All communications received as set forth in the preceding paragraph will be opened by personnel of the Corporate Communications or the Legal and Compliance Department of the Manager, for the sole purpose of determining whether the contents represent a message to the directors. Any contents that are not in the nature of advertising, promotions of a product or service, or patently offensive material, will be forwarded promptly to the addressee. In the case of communications to the Board of Directors or any group or committee of directors, sufficient copies of the contents will be made for each director who is a member of the group or committee to which the envelope or e-mail is addressed. Concerns relating to accounting, internal controls or auditing matters are brought to the attention of the Chairman of the Audit Committee and handled in accordance with procedures established by the Audit Committee with respect to such matters.

Report of the Audit Committee

In accordance with and to the extent permitted by the rules of the Securities and Exchange Commission (the “SEC”), the information contained in the following Report of the Audit Committee shall not be incorporated by reference into any of the Company’s future filings made under the Securities Exchange Act 1934, as amended (the “Exchange Act”), or under the Securities Act of 1933, as amended (the “Securities Act”), and shall not be deemed to be “soliciting material” or to be “filed” under the Exchange Act or the Securities Act.

The Board of Directors has appointed an Audit Committee consisting of three directors. All of the members of the Audit Committee are “independent” as defined in the New York Stock Exchange listing standards.

The Audit Committee’s job is one of oversight, as set forth in its charter. It is not the duty of the Audit Committee to prepare the Company’s financial statements, to plan or conduct audits or to determine that the Company financial statements are complete and accurate and are in accordance with generally accepted accounting principles. BlackRock Financial Management, Inc. is the Manager of the Company and is responsible for preparing the Company’s financial statements and for maintaining internal control and disclosure controls and procedures. The independent registered public accounting firm is responsible for auditing the financial statements and expressing an opinion as to whether those audited financial statements fairly present the financial position, results of operations and cash flows of the Company in conformity with the generally accepted accounting principles.

The Audit Committee has reviewed and discussed the Company’s audited financial statements with management and with Deloitte & Touche LLP, the Company’s independent registered public accounting firm for fiscal year 2007.

The Audit Committee has discussed with Deloitte & Touche LLP the matters required by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Accounting Oversight Board in Rule 3200T.

The Audit Committee has received from Deloitte & Touche LLP the written disclosures and letter required by Independent Standards Board Standard No. 1, Independence Discussions with Audit Committees, as adopted by the Public Company Accounting Oversight Board in Rule 3600T, and has discussed Deloitte & Touche LLP’s independence with Deloitte & Touche LLP and has considered the compatibility of nonaudit services with the auditor’s independence.

Based on the review and discussions referred to above, the Audit Committee and the Board of Directors have approved the inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 for filing with the SEC.

MEMBERS OF THE AUDIT COMMITTEE

Jeffrey C. Keil (Chairman)

Carl F. Geuther

Deborah J. Lucas

Executive Sessions of Non-Management Directors

Executive sessions of the non-management directors occur regularly during the course of the year. “Non-management directors” include all Unaffiliated Directors. The Chairman of the Board of Directors, a non-management director, presides at those sessions.

Information on Corporate Governance and Stockholder Communications

The Company maintains a corporate governance section on its website to provide relevant information to stockholders. Corporate governance information available on the website includes the charters of the Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee of the Board of Directors, the Corporate Governance Guidelines of the Company, the Codes of Business Conduct and Ethics applicable to all directors and officers, the Code of Ethics applicable to the chief executive officer, the chief financial officer and principal accounting officer, the Related Persons Transaction Policy, and procedures for communicating with the Board of Directors as well as with the non-management directors of the Board of Directors. This information (including, without limitation, the Corporate Governance Guidelines of the Company, the Codes of Business Conduct and Ethics applicable to all directors and officers, and the Code of Ethics applicable to the chief executive officer, the chief financial officer and principal accounting officer) is available on the investor relations page of the Company’s website, www.anthracitecapital.com, under the heading “Investor Relations/Corporate Governance”, and the information is available in print without charge to any stockholder upon written request to Anthracite Capital, Inc., 40 East 52nd Street, New York, NY 10022, Attention: Secretary.

EXECUTIVE OFFICERS

The following table sets forth certain information with respect to the executive officers of the Company.

Name	Age	Position
Christopher A. Milner	41	Chief Executive Officer
Richard M. Shea	48	President and Chief Operating Officer
James J. Lillis	51	Chief Financial Officer and Treasurer
Daniel P. Sefcik	43	Chief Investment Officer and Vice President
Herman H. Howerton	64	Vice President and General Counsel
Francis P. Pomar	61	Vice President
Mark S. Warner	46	Vice President
Vincent B. Tritto	46	Secretary

Because the Manager maintains principal responsibility for managing the investment and administrative affairs of the Company and causes the individuals listed above, who are officers and employees of and are compensated by the Manager and its affiliates, to serve as officers of the Company, the Company does not have employees or other full-time personnel. The individuals listed above perform the responsibilities of officers, such as executing contracts and filing reports with regulatory agencies. In the future, the Company may have salaried employees. All officers serve at the discretion of the Company’s Board of Directors. The persons listed above are expected, when fulfilling duties of the Manager under the Management Agreement, and when fulfilling duties as officers of the Company under the Amended and Restated Administrative Services Agreement, dated as of March 15, 2007, between the Company and the Manager (the “Administrative Services Agreement”), to devote a substantial amount of their time to the affairs of the Company.

Richard M. Shea, President since 2004 and Chief Operating Officer since 1998, is also a Managing Director of the Manager. Mr. Shea oversees the Company’s capital structure, risk management, investor relations, operations and administration functions. He is co-founder of the Company, having established the Company’s structuring effort from initial conception in 1997 through its IPO in 1998. Mr. Shea has led the Company through five secondary stock offerings, three preferred stock offerings and seven collateralized debt obligation (“CDO”) offerings, including the first Euro denominated CDO in the commercial real estate sector. Mr. Shea is a frequent speaker at investor conferences. Mr. Shea joined BlackRock in 1993 and successfully managed a group of fixed income mutual funds structured as term trusts. Prior to joining the Manager, Mr. Shea was an Associate Vice President and tax counsel at Prudential Securities, Inc. Mr. Shea joined Prudential in 1988 and was responsible for corporate tax planning, tax-oriented investment strategies and tax issues of collateralized mortgage obligations and original issue discount obligations. Mr. Shea earned a B.S. degree in accounting from the State University of New York at Plattsburgh in 1981 and a J.D. degree from New York Law School in 1984.

James J. Lillis, Chief Financial Officer since 2004 and Treasurer since 2006, is also a Managing Director of the Manager. Prior to joining the Manager in 1995, Mr. Lillis was Chief Financial Officer of Barington Capital, Inc., where he was responsible for corporate financial reporting, taxation and other financial matters. Mr. Lillis earned a B.S. degree in accounting from Fordham University in 1978.

Daniel P. Sefcik, Chief Investment Officer since 2004 and Vice President since 1998, is also a Managing Director of the Manager where his primary responsibility is committing capital of the Manager’s primary real estate vehicles as well as various separate accounts. Since joining the Manager in early 1998, Mr. Sefcik supervised the diligence and underwriting on more than 3,000 real estate assets and resolution of all product types, including multi-family, office, hotel, retail, self storage and industrial properties in connection with investments in subordinate commercial mortgage-backed securities (“CMBS”). Mr. Sefcik has also been involved in investing over $4 billion in non-CMBS subordinate debt. Prior to joining the Manager, Mr. Sefcik served as a Vice President for Institutional Real Estate for PNC Bank in the New York City office from 1996 to 1998. Mr. Sefcik earned his B.A. degree in Economics in 1986 from Colorado State University and a M.A. degree in Economics from Rutgers University in 1997.

Herman H. Howerton, Vice President and General Counsel since 2006, is also a Managing Director and General Counsel of BlackRock Real Estate. In this position, Mr. Howerton is responsible for directing and coordinating the legal affairs of BlackRock affiliates, including the Manager, involved in real estate activities. In that capacity, Mr. Howerton also serves as Managing Director, General Counsel and Chief Compliance Officer of BlackRock Realty Advisors, Inc., an equity real estate investment manager. He has been an officer and General Counsel of BlackRock Realty Advisors, Inc. or its predecessors since 1988. Mr. Howerton earned a B.A. from California State University at Fresno in 1965 and a J.D. degree from Harvard Law School in 1968. He is a member of the State Bar of California.

Francis P. Pomar, Vice President since May 2005, is also a Managing Director of the Manager, where he is responsible for credit underwriting and monitoring of all real estate debt investment accounts. His duties include the asset management, workouts, and restructuring of all investments in B notes, mezzanine loans and subordinate CMBS bonds and overseeing the diligence process of income-producing real estate loan collateral in connection with investments in subordinate CMBS bonds by the Manager. Before joining the Manager, Mr. Pomar was the portfolio manager of a $2.2 billion commercial real estate loan portfolio for Lend Lease Real Estate Investments and earlier, the Chief Underwriter for the PaineWebber real estate conduit. Mr. Pomar earned his B.A. degree from Iona College in 1967 and his J.D. degree from Fordham University School of Law in 1974.

Mark S. Warner, CFA, Vice President since 1998, is also a Managing Director and portfolio manager of the Manager, where his primary responsibility is managing client portfolios, specializing in the commercial mortgage and non-agency residential mortgage sectors. Prior to joining the Manager in 1993, Mr. Warner was a Director in the Capital Markets Unit of the Prudential Mortgage Capital Company. Mr. Warner joined Prudential in 1987. Mr. Warner earned a B.A. degree in Political Science from Columbia University in 1983 and an M.B.A. degree in Finance and Marketing from Columbia Business School in 1987. Mr. Warner received his Chartered Financial Analyst (CFA) designation in 1993.

Vincent B. Tritto, Secretary since 2006, is a Managing Director and Senior Counsel in the Manager’s Legal and Compliance Department. Prior to joining the Manager in 2002 as a Director and Senior Counsel, Mr. Tritto was Executive Director and Counsel at Morgan Stanley Investment Management Inc. for four years. Previously, he was Counsel (1998) and an associate (1988 through 1997) at the New York law firm of Rogers & Wells. During this time, he also served as a foreign associate at the Tokyo law firm of Masuda & Ejiri, from 1992 to 1994. Mr. Tritto earned undergraduate degrees from the University of Rochester in 1983 and a J.D. degree from St. John’s University School of Law in 1988, where he was managing editor of the St. John’s Law Review.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of the Company’s Common Stock, as of April 4, 2008 by (i) each person who is known to the Company to be the beneficial owner of more than 5% of outstanding shares of Common Stock, (ii) each director and director nominee of the Company, (iii) each executive officer of the Company and (iv) all directors, director nominees and executive officers as a group. Unless otherwise indicated, such shares of Common Stock are owned directly and the indicated person has sole voting power or investment power over the shares of Common Stock shown.

The number of shares of Common Stock shown in the following security ownership table as beneficially owned by each director and executive officer is determined under the rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. For purposes of the following table, beneficial ownership includes any shares of Common Stock as to which the individual has sole or shared voting power or investment power and also any shares of Common Stock that the individual has the right to acquire within 60 days of April 4, 2008 through the exercise of any option, warrant or right. As of April 4, 2008, there were 68,285,782 shares of Common Stock outstanding.

	Number of Shares of Common Stock Beneficially Owned(1)(2)	Percent of Class
Scott M. Amero	—	—
Hugh R. Frater	114,140	*
Carl F. Geuther	10,032	*
Walter E. Gregg Jr.	—	—
Jeffrey C. Keil	14,780	*
John B. Levy	7,100	*
Deborah J. Lucas	3,000	*
Christopher A. Milner	108,702	*
Andrew P. Rifkin (3)	12,853,006	16.6%
Richard M. Shea	107,244	*
James J. Lillis	13,904	*
Daniel P. Sefcik	43,442	*
Herman H. Howerton	—	—
Francis P. Pomar	12,292	—
Mark S. Warner	21,727	*
Vincent B. Tritto	—	—
All directors, director nominees and executive officers as a group (16 persons)	13,309,369	17.1%
5% or Greater Holder:
RECP IV Cite CMBS Equity, L.P. (4)	12,853,006	16.6%

*	The number of shares of Common Stock held by such individual is less than 1% of the outstanding shares of Common Stock.
(1)	Includes shares of Common Stock issuable upon the exercise of options granted pursuant to the 1998 Stock Option Plan that are currently exercisable or become exercisable with in 60 days of April 1, 2008. Mr. Warner holds 8,000 shares of such Common Stock.
(2)	Includes restricted stock units (“RSUs”) granted by the Manager pursuant to the Amended and Restated BlackRock, Inc. Involuntary Deferred Compensation Plan which were fully vested on the date of grant. Such shares of Common Stock are held as follows: Mr. Lillis (3,969); Mr. Milner (41,366), Mr. Pomar (3,779); Mr. Sefcik (25,176); Mr. Shea (31,775); Mr. Warner (217).
(3)	Mr. Rikfin, director of the Company, is associated with RECP IV Cite CMBS Equity, L.P., and disclaims beneficial ownership of the shares held by RECP IV Cite CMBS Equity, L.P.
(4)	Each outstanding share of Series E Preferred Stock is entitled to one vote for each share of Common Stock into which such Series E Preferred Stock is convertible, as of the record date for the determination of stockholders entitled to vote. On March 31, 2008, the date the Board of Directors fixed as the record date for the determination of stockholders entitled to notice of and to vote their shares at the Annual Meeting, there were no shares of Series E Preferred Stock outstanding. The figure under “Number of Shares of Common Stock Beneficially Owned” includes 9,358,985 shares of Common Stock issuable upon conversion of 70,125 shares of the Company’s Series E Preferred Stock (which are also included in the number of shares of Common Stock outstanding with respect to the holder) and 3,494,021 shares of unregistered Common Stock owned directly by RECP IV Cite CMBS Equity, L.P. as of April 4, 2008.

Additional Security Ownership Tables

Outstanding Equity Awards at Fiscal Year-End 2007

The following table sets forth information concerning outstanding equity awards with respect to the Company’s executive officers at December 31, 2007:

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
	Exercisable	Unexercisable
(a)	(b)	(c)	(e)	(f)	(g)	(h)(1)
Christopher A. Milner	150,000	—	15.00	3/31/2008	45,223	327,415
Richard M. Shea	200,000	—	15.00	3/31/2008	21,190	153,416
James J. Lillis	—	—	—	—	9,860	71,386
Daniel P. Sefcik	30,000	—	15.00	3/31/2008	20,556	148,825
Herman H. Howerton	—	—	—	—	—	—
Francis P. Pomar	—	—	—	—	10,662	77,193
Mark S. Warner	100,000	—	15.00	3/31/2008	8,970	64,943
	8,000	—	8.44	3/31/2009	—	—
Vincent B. Tritto	—	—	—	—	—	—

(1)	Amounts reflect the year-end value of RSU awards, based on the closing price of $7.24 per share of the Company’s Common Stock on December 31, 2007. All RSUs were granted by the Manager in respect of shares of Common Stock to certain employees of the Manager under the BlackRock, Inc. Involuntary Deferred Compensation Plan. Each RSU is payable by delivery of a share of Common Stock or the cash value thereof.

Option Exercises and Stock Vested During 2007

The following table sets forth information concerning the exercise of stock options and the vesting of stock awards for executive officers during the fiscal year ended December 31, 2007:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
(a)	(b)	(c)	(d)	(e)(1)
Christopher A. Milner	—	—	7,420	53,721
Richard M. Shea	—	—	11,419	82,674
James J. Lillis	—	—	3,659	26,491
Daniel P. Sefcik	—	—	6,506	47,103
Herman H. Howerton	—	—	—	—
Francis P. Pomar	—	—	3,937	28,504
Mark S. Warner	—	—	300	2,172
Vincent B. Tritto	—	—	—	—

(1)	Value realized reflects the closing price of $7.24 per share of the Company’s Common Stock on December 31, 2007 the vesting date, multiplied by the number of shares vesting on that date. were granted by the Manager in respect of shares of Common Stock to certain employees of the Manager under the BlackRock, Inc. Involuntary Deferred Compensation Plan. Each RSU is payable by delivery of a share of Common Stock or the cash value thereof.

COMPENSATION DISCUSSION AND ANALYSIS

During the fiscal year ended December 31, 2007, the Company did not pay any cash or other compensation, and did not grant any shares of the Company’s Common Stock, options to purchase shares of the Company’s Common Stock, stock appreciation rights or other similar-equity based compensation to its executive officers. The Company does not provide any perquisites or other personal benefits to its executive officers. The Manager may provide perquisites or other employee benefits to officers of the Company in their capacities as officers of the Manager.

The Company may, in the future, pay annual compensation to the Company’s executive officers for their services as executive officers and may from time to time in the future, at the discretion of the Compensation Committee of the Board of Directors, grant restricted shares of the Company’s Common Stock or other similar-equity based compensation to the Company’s executive officers pursuant to the Company’s 2006 Stock Award and Incentive Plan.

Because the Manager maintains principal responsibility for managing the investment and administrative affairs of the Company and causes certain officers and employees of the Manager or its affiliates to serve as officers of the Company, the Company does not have employees or other full-time personnel. The Company’s officers perform the responsibilities of officers, such as executing contracts and filing reports with regulatory agencies. The Manager or an affiliate pays salaries and other compensation to the Company’s officers as employees of the Manager or an affiliate.

As discussed above, during the year ended December 31, 2007, the Company did not pay any cash compensation to its executive officers, and there was no grant by the Company of stock, stock options, stock appreciation rights or other similar equity-based compensation to the Company’s executive officers.

1998 Stock Option Plan

On March 23, 1998, the Company adopted the 1998 Stock Option Plan that provided for the grant of both qualified incentive stock options that meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) and non-qualified stock options, stocks appreciation rights and dividend equivalent rights. As of December 31, 2007, net of terminated options, the Company had granted options to purchase up to 1,615,201 shares of Common Stock, predominantly to directors and executive officers of the Company, of which 1,312,401 were outstanding as of December 31, 2007.

Pursuant to its terms, the 1998 Stock Option Plan expired on March 23, 2008 and no new grants will be made under this plan. Grants made under the 1998 Stock Option Plan prior to March 23, 2008 will continue to remain outstanding in accordance with terms of the grants made by the Compensation Committee.

The 1998 Stock Option Plan is administered by the Compensation Committee. Options granted under the 1998 Stock Option Plan become exercisable in accordance with the terms of the grant made by the Compensation Committee.

Generally, each option must terminate no more than ten years from the date it is granted. The exercise price of any option granted under the 1998 Stock Option Plan is payable in full (i) in cash, (ii) by surrender of shares of the Company’s Common Stock having a market value equal to the aggregate exercise price of all shares to be purchased, (iii) by cancellation of indebtedness owed by the Company to the option holder, (iv) pursuant to procedures approved by the Company through a broker-dealer, (v) if approved by the Compensation Committee, by a full recourse promissory note executed by the option holder or (vi) by any combination of the foregoing. The terms of the promissory note may be changed from time to time by the Company’s Board of Directors to comply with applicable regulations or other relevant pronouncements of the Internal Revenue Service or the SEC.

2006 Stock Award and Incentive Plan

The 2006 Stock Award and Incentive Plan was approved at the 2006 Annual Meeting of Stockholders. The 2006 Stock Award and Incentive Plan enables a committee of the Board of Directors of the Company to make discretionary grants of stock options, stock appreciation rights, shares of restricted stock, performance shares, performance units or other share-based awards to selected employees and independent contractors of the Company and its subsidiaries and of the Manager, and to the Manager and to non-employee directors of the Company.

A total of 2,816,927 shares of the Company’s Common Stock are reserved for issuance under the 2006 Stock Award and Incentive Plan. Shares issued under the 2006 Stock Award and Incentive Plan may be authorized but unissued shares. If any shares of Common Stock subject to an award granted under the 2006 Stock Award and Incentive Plan are forfeited, cancelled, exchanged or surrendered or if an award terminates or expires without a distribution of shares, or if shares of Common Stock are surrendered or withheld as payment of either the exercise price of an award and/or withholding taxes in respect of an award, those shares of Common Stock will again be available for awards under the 2006 Stock Award and Incentive Plan. Under the 2006 Stock Award and Incentive Plan, no more than 600,000 shares of the Company’s Common Stock may be covered by stock-based awards to any “covered employee” (as such term is defined in Section 162(m) of the Code) and no more than 1,408,464 shares of Common Stock may be issued pursuant to the exercise of “incentive stock options” (as such term is defined in Section 422 of the Code).

The number of shares of Common Stock authorized for issuance under the 2006 Stock Award and Incentive Plan is generally subject to equitable adjustment upon the occurrence of any stock dividend or other distribution, recapitalization, stock split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase or share exchange, or other similar corporate transaction or event.

The 2006 Stock Award and Incentive Plan is administered by the Compensation Committee. The Compensation Committee will have the authority, in its sole discretion, subject to and not inconsistent with the express terms and provisions of the 2006 Stock Award and Incentive Plan, to administer the 2006 Stock Award and Incentive Plan and to exercise all the powers and authorities either specifically granted to it under the 2006 Stock Award and Incentive Plan or necessary or advisable in the administration of the 2006 Stock Award and Incentive Plan, including, without limitation:

•	the authority to grant awards;

•	to determine the persons to whom and the time or times at which awards will be granted;

•	to determine the type and number of awards to be granted;

•	to determine the number of shares of Common Stock to which an award may relate and the terms, conditions, restrictions and performance criteria relating to any award;

•	to determine whether, to what extent, and under what circumstances an award may be settled, cancelled, forfeited, exchanged, suspended or surrendered;

•

to make adjustments in the performance goals in recognition of unusual or nonrecurring events affecting Anthracite or its subsidiaries or the financial statements of Anthracite or its subsidiaries (to the extent not inconsistent with Section 162(m) of the Code, if applicable);

•	to construe and interpret the 2006 Stock Award and Incentive Plan and any award;

•	to prescribe, amend and rescind rules and regulations relating to the 2006 Stock Award and Incentive Plan;

•	to determine the terms and provisions of agreements evidencing the terms of any award; and

•	to make all other determinations deemed necessary or advisable for the administration of the 2006 Stock Award and Incentive Plan.

The Compensation Committee may, in its sole discretion, without amendment to the 2006 Stock Award and Incentive Plan, (a) accelerate the date on which any option granted under the 2006 Stock Award and Incentive Plan becomes exercisable, waive or amend the operation of Plan provisions respecting exercise after termination of employment or otherwise adjust any of the terms of such option, and (b) accelerate the vesting date, or waive any condition imposed under the 2006 Stock Award and Incentive Plan, with respect to any share of restricted stock or other award, or otherwise adjust any of the terms applicable to any such award.

Subject to Section 162(m) of the Code and except as required by Rule 16b-3 under the Exchange Act, the Compensation Committee may delegate all or any part of its authority under the 2006 Stock Award and Incentive Plan to an employee, employees or committee of employees. Under the 2006 Stock Award and Incentive Plan, the Board of Directors will have sole authority, unless expressly delegated to the Compensation Committee, to grant awards to non-employee directors.

The 2006 Stock Award and Incentive Plan may be altered, amended, suspended, or terminated by the Board of Directors or the Compensation Committee, in whole or in part, except that no amendment that requires stockholder approval in order for the 2006 Stock Award and Incentive Plan to continue to comply with state law, stock exchange requirements or other applicable law will be effective unless the amendment has received the required stockholder approval. In addition, no amendment may be made which adversely affects any of the rights of any award holder previously granted an award, without the holder’s consent. The 2006 Stock Award and Incentive Plan will terminate on February 24, 2016.

The following table summarizes information, as of December 31, 2007, relating to the Company’s equity compensation plans pursuant to which grants of options, restricted stock, restricted stock units or other rights to acquire shares of the Company’s common stock may be granted from time to time.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted- average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)		(b)		(c)
Approved by security holders
1998 Stock Option Plan	1,300,851		$14.95		855,252
2006 Stock Award and Incentive Plan	—		—		2,108,255
Not approved by security holders	N/A		N/A		N/A

Total	1,300,851	(1)	$14.95	(1)	2,963,507

(1)	Excludes information for options assumed by the Company in connection with its acquisition of CORE Cap, Inc. on May 15, 2000. As of December 31, 2007, a total of 11,550 shares of Common Stock were issuable upon the exercise of outstanding options assumed in the acquisition. The weighted average exercise price of those outstanding options is $15.83 per share of Common Stock. No additional options may be granted in the future pursuant to the plan under which these options were assumed.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee is presently comprised of Ms. Lucas and Messrs. Keil and Levy, none of whom were officers or employees of the Company during the fiscal year ended December 31, 2007 or before.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis (“CD&A”) included in this proxy statement with management. Based on that review and discussion, the Compensation Committee recommended to the Board of Directors that the CD&A be included in this proxy statement.

Deborah J. Lucas (Chairperson)

Jeffrey C. Keil

John B. Levy

COMPLIANCE WITH SECTION 16(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons beneficially owning more than ten percent of a registered class of the Company’s equity securities to file reports of beneficial ownership and changes in such ownership on Forms 3, 4 and 5 with the SEC and the NYSE. These persons are also required to furnish the Company with copies of all Forms 3, 4 and 5 that they file. Based solely on the Company’s review of the copies of such forms it has received, the Company believes that, except as reported below, all its executive officers, directors and greater than ten percent beneficial owners complied with all filing requirements applicable to them with respect to transactions during the fiscal year ended December 31, 2007.

On April 1, 2008 (within two business days of March 28, 2008, the date the Company issued 316,320 shares of the Company’s Common Stock to the Manager), the Manager filed a Form 4 relating to the Manager’s receipt of such shares. The shares were delivered pursuant to the provision of the amended and restated investment advisory agreement dated as of March 15, 2007 between the Company and the Manager, requiring the Company to issue to the Manager a number of shares of the Company’s Common Stock equal to one-half of one percent (0.5%) of the total number of shares of the Company’s Common Stock outstanding as of December 31, 2007.

On March 18, 2008, the Manager filed a Form 4 to report (i) its grant of Restricted Stock Units in respect of shares of the Company’s Common Stock to certain employees of the Manager under the BlackRock Inc. Involuntary Deferred Compensation Plan on March 31, 2006 and March 27, 2007 and (ii) the automatic cancellation of certain RSUs pursuant to their terms when the holders thereof ceased to be employees of the Manager on June 6, 2006, July 2, 2007 and August 14, 2007.

On September 5, 2007, Hugh Frater, a director, filed a Form 4 to report the purchase of 24,140 shares of the Company’s Common Stock on August 16 and 17, 2007.

On August 3, 2007, the Manager filed a Form 4 to report its receipt of 68,578 shares of the Company’s Common Stock on June 28, 2007 pursuant to the provision of the amended and restated investment advisory agreement dated as of March 15, 2007 between the Company and the Manager, providing that up to 30% of the Manager’s incentive fees earned under such investment advisor agreement may be paid in shares of the Company’s Common Stock.

PROPOSAL 2

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Proposed Independent Auditor

Deloitte & Touche LLP, independent certified public accountants, has served as independent registered public accounting firm of the Company and its subsidiaries for the fiscal year ended December 31, 2007. The Audit Committee of the Board of Directors has appointed Deloitte & Touche LLP to be the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008 and has further directed that the selection of the independent registered public accounting firm be submitted for ratification by the stockholders at the Annual Meeting.

Representatives of Deloitte & Touche LLP will be present at the Annual Meeting, will be given the opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions from stockholders.

Recommendation of the Board of Directors

The Board of Directors recommends a vote FOR the ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2008.

PROPOSAL 3

APPROVAL OF THE ANTHRACITE CAPITAL, INC. 2008 MANAGER EQUITY PLAN

The purpose of the Anthracite Capital, Inc. 2008 Manager Equity Plan (the “Plan”) is to issue Common Stock to the Manager as payment of specified fees earned by the Manager under the Management Agreement (as defined below). For the full one-year term of the Management Agreement dated as of March 31, 2008, the Manager has agreed that one hundred percent (100%) of the base management fee and incentive fee earned shall be payable in shares of Common Stock. For a description of the base management fee and incentive fee under the Management Agreement, see “Certain Relationships and Related Transactions – The Manager – Relationship between the Company and the Manager.”

As used in the Plan and as used in this Proposal 3 only, “Management Agreement” means the Amended and Restated Investment Advisory Agreement, dated as of March 31, 2008, between the Company and the Manager (as such agreement may be amended, supplemented, restated, extended or replaced from time to time).

Plan Summary

The following is a summary of the Plan, as adopted and approved by the Board of Directors on April 10, 2008, and is qualified in its entirety by the full text of the Plan, which is attached to this Proxy Statement as Appendix A.

Shares Available

A total of 1,570,000 shares of Common Stock are reserved for issuance under the Plan. Shares issued under the Plan may be authorized but unissued shares of Common Stock or authorized and issued shares of Common Stock held in the Company’s treasury.

The number of shares of Common Stock authorized for issuance under the Plan is generally subject to equitable adjustment upon the occurrence of any stock dividend or other distribution, recapitalization, stock split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase or share exchange, or other similar corporate transaction or event.

Administration

The Plan will be administered by, at the discretion of the Board of Directors, a Committee of the Board of Directors (the “Committee”). The Committee will have the authority, in its sole discretion, subject to and not inconsistent with the express terms and provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan.

Eligibility and Payment of Stock

Payment of stock under the Plan may only be made to the Manager.

Amendment and Termination

The Plan may be altered, amended, suspended, or terminated by the Board of Directors or the Committee, in whole or in part, except that no amendment that requires stockholder approval in order for the Plan to continue to comply with state law, stock exchange requirements or other applicable law will be effective unless the amendment has received the required stockholder approval. In addition, no amendment or termination of the Plan may, without the consent of the Manager, adversely affect the Manager’s rights under the Management Agreement. The Plan will terminate on the tenth anniversary of the effective date, which effective date is May 15, 2008 (assuming stockholder approval). The Plan, upon becoming effective, shall apply to all stock payments related to fees earned by the Manager under the Management Agreement, even if earned prior to the effective date.

1998 Stock Option Plan and 2006 Stock Award and Incentive Plan

Pursuant to its terms, the 1998 Stock Option Plan expired on March 23, 2008 and no new grants will be made under this plan.

As of April 1, 2008, 8,000 options with an exercise price of $8.44 and a maturity of March 31, 2009 are still outstanding.

As of April 1, 2008, a total of 1,791,935 shares of Common Stock remain available for future issuance under the 2006 Stock Award and Incentive Plan.

Recommendation of the Board of Directors

The Board of Directors recommends a vote FOR the approval of the Anthracite Capital, Inc. 2008 Manager Equity Plan.

POLICY WITH RESPECT TO RELATED PERSON TRANSACTIONS

It is the Company’s policy to enter into or ratify related person transactions only when approved or ratified by a majority of the members of the Company’s Nominating and Corporate Governance Committee or the Company’s Board of Directors or, if it is not practicable for the Company to wait for approval until the next meeting of either the Nominating and Corporate Governance Committee or the Board of Directors, the Chairman of the Nominating and Corporate Governance Committee can approve or ratify the transaction.

The policy provides that a “Related Person Transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which the Company (including any of its subsidiaries) was, is or will be a participant and the amount involved exceeds $120,000, and in which any Related Person (as defined below) had, has or will have a direct or indirect material interest. For purposes of the policy, a “Related Person” means: (i) any person who is, or at any time since the beginning of the Company’s last fiscal year was, a director or executive officer of the Company or a nominee to become a director of the Company; (ii) any person who is known to be the beneficial owner of more than 5% of any class of the Company’s voting securities; or (iii) any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the director, executive officer, nominee or more than 5% beneficial owner, and any person (other than a tenant or employee) sharing the household of such director, executive officer, nominee or more than 5% beneficial owner.

Prior to entering into the Related Person Transaction, the Related Person who desires to engage in the transaction must notify the General Counsel of the material facts and circumstances of the Related Person Transaction. The General Counsel will assess whether the proposed transaction is a Related Person Transaction for the purposes of the policy. If the General Counsel determines that the proposed transaction is a Related Person Transaction, the General Counsel will submit the Related Person Transaction to the Nominating and Corporate Governance Committee, the Board of Directors or the Nominating and Corporate Governance Committee Chairman.

In reviewing any Related Person Transaction, the Nominating and Corporate Governance Committee, the Board of Directors or the Nominating and Corporate Governance Committee Chairman, will consider all of the relevant facts and circumstances available to it, including but not limited to: (i) the Related Person’s relationship to the Company, (ii) the benefits to the Company, (iii) the impact on a member or an entity in which a Director is a partner, shareholder, or executive officer, (iv) the availability of other sources for comparable products or services that would avoid the need for a Related Person Transaction, and (v) the terms of the Related Person Transaction and the terms available to unrelated third parties or to employees of the Manager generally.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

THE MANAGER

The Manager is a wholly owned subsidiary of BlackRock, Inc., a publicly traded asset management company whose common stock is listed for trading on the NYSE under the symbol “BLK.” As of December 31, 2007, Merrill Lynch & Co., Inc. owned approximately 45.15% of BlackRock’s issued and outstanding voting common stock and approximately 49.0% of total capital stock on a fully-diluted basis, and The PNC Financial Services Group, Inc. owned approximately 33.5% of BlackRock’s total capital stock. BlackRock is one of the world’s largest investment management firms with assets under management as of December 31, 2007 of $1.357 trillion. The Manager provides an operating platform that incorporates significant asset origination, risk management and operational capabilities. The Manager is a registered investment adviser under the Investment Advisers Act of 1940, as amended.

Relationship between the Company and the Manager

The Company has a Management Agreement, an Administrative Services Agreement and an Accounting Services Agreement with the Manager, the employer of certain directors and all of the officers of the Company, under which the Manager is responsible for the day-to-day investment and administrative management of the Company, subject to the direction and oversight of the Company’s Board of Directors. Pursuant to the Management Agreement and these other agreements, the Manager formulates investment strategies, arranges for the acquisition of assets, arranges for financing, monitors the performance of the Company’s assets, causes certain of the Manager’s officers to serve as officers of the Company, and provides certain other advisory, administrative and managerial services in connection with the operations of the Company. For performing certain of these services, the Company pays the Manager under the Management Agreement a base management fee in the applicable quarter, of 0.3750% if the quarterly average total stockholders’ equity is less than or equal to $400 million, 0.3125% if the quarterly average total stockholders’ equity is greater than $400 million, but less than or equal to $800 million, or 0.2500% if the quarterly average total stockholders’ equity is greater than $800 million. In addition, under the Management Agreement and pursuant to any applicable stock plan approved by the Company’s stockholders, the Company will grant the Manager a number of shares of the Common Stock equal to one half of one percent (0.5%) of the total number of shares of Common Stock outstanding as of the tenth trading day of the Company’s Window Period (as defined in the Management Agreement) that commences in the fourth quarter or, if there is no such Window Period, as of December 31 of each year (the “Annual Grant”).

To provide an incentive, the Manager is entitled to receive an incentive fee under the Management Agreement equal to 25% of the amount by which the Adjusted Operating Earnings (as defined in the Management Agreement) of the Company (before incentive fee) for the quarterly period exceeds the weighted average of the price per share of the Common Stock in the Company’s initial public offering and the prices per share of the Common Stock in any of the Company’s secondary offerings multiplied by the ten-year Treasury note rate plus 4.0% per annum (expressed as a quarterly percentage), multiplied by the weighted average number of shares of Common Stock outstanding during the applicable quarterly period. The Management Agreement provides that the incentive fee payable to the Manager shall be calculated using a rolling four-quarter high watermark. Pursuant to the Management Agreement, the Company agreed to pay any quarterly incentive fee to the Manager if the yearly incentive fee, based upon adjusted operating earnings or net income, as applicable, for the current and three prior quarters cumulatively, is greater than the amount the Company paid to the Manager in the prior three quarters cumulatively. For the full one-year term of the renewed contract, the Manager has agreed to receive 100% of the management fee and incentive fee in Common Stock issued pursuant any applicable stock plan approved by the Company’s stockholders.

On March 31, 2008, the Company’s Unaffiliated Directors approved the Management Agreement, which will expire on March 31, 2009, unless extended.

The Manager primarily engages in four investment activities in its capacity as Manager on behalf of the Company: (i) acquiring and managing commercial real estate loans and other real estate related assets; (ii) asset/liability and risk management, hedging of floating rate liabilities, management and disposition of assets, including credit and prepayment risk management; (iii) surveillance and restructuring of real estate loans and (iv) capital management, structuring, analysis, capital raising, and investor relations activities. At all times, the Manager and the Company’s officers are subject to the direction and oversight of the Company’s Board of Directors.

The Company may terminate, or decline to renew the term of, the Management Agreement without cause at any time upon 60 days’ written notice by a majority vote of the Unaffiliated Directors. Although no termination fee is payable in connection with a termination for cause, in connection with a termination without cause, the Company must pay the Manager a termination fee, which could be substantial. The amount of the termination fee will be determined by independent appraisal of the value of the Management Agreement. Such appraisal is to be conducted by a nationally-recognized appraisal firm mutually agreed upon by the Company and the Manager. The other agreements the Company has with the Manager also may be terminated by the Company; in the case of the Administrative Services Agreement, at any time upon 60 days’ written notice, and in the case of the accounting services agreement, following the 24-month anniversary thereof, on 60 days’ written notice prior to the 12-month anniversary thereof, or upon 60 days’ written notice following the termination of the Management Agreement or election by the Company not to renew the Management Agreement.

In addition, the Company has the right at any time during the term of the Management Agreement to terminate the Management Agreement without the payment of any termination fee upon, among other things, a material breach by the Manager of any provision contained in the Management Agreement that remains uncured at the end of the applicable cure period.

The Company also reimburses the Manager for out-of-pocket expenses paid by the Manager to third parties. The Manager may engage PNC Bank, Midland or other third parties to conduct due diligence with respect to potential portfolio investments and to provide certain other services. PNC Bank and Midland are subsidiaries of PNC, a significant stockholder of BlackRock and thus a related party of the Manager. Accordingly, a portion of the out-of-pocket expenses may be paid to PNC Bank or Midland in such capacities. The Company’s guidelines require the contract for such engagement to be conducted at arm’s length, as evidenced by documentation provided by the Manager to the Board of Directors. PNC Bank and Midland are paid fees and out-of-pocket expenses as would customarily be paid to unaffiliated third parties for such services.

For the year ended December 31, 2007, the Company paid the Manager $13,468,000 in base management fees, $5,645,000 in incentive compensation and $2,427,000 related to the Annual Grant. In accordance with the provisions of the Management Agreement, the Company recorded reimbursements to the Manager of $293,000 for certain expenses incurred on behalf of the Company by the Manager during 2007.

For the year ended December 31, 2007, the Company paid $473,000 to the Manager pursuant to the Accounting Services and Administrative Services Agreements.

Relationship between the Manager or The PNC Financial Services Group, Inc. and the Company’s Directors and Executive Officers

In addition to being Chairman of the Board of Directors of the Company, Scott M. Amero is a Vice Chairman and Managing Director of the Manager. Hugh R. Frater, a Director of the Company, was President and Chief Executive Officer of the Company from 1998 until February 2004. Walter E. Gregg Jr., a director nominee, retired from PNC in 2002. Mr. Frater resigned from PNC and Midland, effective May 1, 2007. Christopher A. Milner is a Managing Director of the Manager in addition to his position as Chief Executive Officer of the Company. Richard M. Shea is a Managing Director of the Manager in addition to his position as President and Chief Operating Officer of the Company. James J. Lillis is a Managing Director of the Manager in addition to his position as Chief Financial Officer and Treasurer of the Company. Daniel P. Sefcik is a Managing Director of the Manager in addition to his position as Chief Investment Officer of the Company. Herman H. Howerton is a Managing Director and General Counsel of BlackRock Real Estate in addition to his position as Vice President and General Counsel of the Company. Francis B. Pomar is a Managing Director of the Manager as well as a Vice President of the Company. Mark S. Warner is a Managing Director of the Manager as well as Vice President of the Company. Vincent B. Tritto is Managing Director and Senior Counsel in BlackRock’s Legal and Compliance Department in addition to his position as Secretary of the Company.

Other Material Transactions between the Company and the Manager

During 2001, the Company entered into a $50,000,000 commitment to acquire shares in Carbon Capital, Inc. (“Carbon I”), a private commercial real estate income opportunity fund managed by the Manager. The Carbon I investment period ended on July 12, 2004 and the Company’s investment in Carbon I at December 31, 2007 was $1,636,000. The Company does not incur any additional management or incentive fees to the Manager related to its investment in Carbon I. On December 31, 2007, the Company owned approximately 20% of the outstanding shares in Carbon I.

During 2004, the Company entered into an aggregate commitment of $100,000,000 to acquire shares in Carbon Capital II, Inc. (“Carbon II”), a private commercial real estate income opportunity fund managed by the Manager. The final obligation to fund capital of $13,346 was called on July 13, 2007. At December 31, 2007, the Company’s investment in Carbon II was $97,762,000. The Company does not incur any additional management or incentive fees to the Manager related to its investment in Carbon II. On December 31, 2007, the Company owned approximately 26% of the outstanding shares in Carbon II.

On March 7, 2008, the Company entered into a credit agreement (the “Facility”) with BlackRock HoldCo 2, Inc. (the “Lender”), a subsidiary of BlackRock, Inc. The Facility has a term of 364 days with two 364-day extension periods, subject to the Lender’s approval. The Facility is collateralized by a pledge of equity shares that the Company holds in Carbon II. The principal amount of the Facility is the lesser of $60,000,000 or a number determined in accordance with a borrowing base calculation equal to 60% of the value of the shares of Carbon II that are pledged to secure the Facility.

The interest rate payable on the Facility generally shall be a variable rate equal to LIBOR plus 2.5%. The fee letter, dated February 29, 2008, between the Company and the Lender, sets forth certain terms with respect to fees.

Amounts borrowed under the Facility may be repaid and reborrowed from time to time. The Company, however, has agreed to use commercially reasonable efforts to obtain other financing to replace the Facility and reduce the outstanding balance.

The terms of the Facility gives the Lender the option to purchase from the Company the shares of Carbon II that serve as collateral for the Facility, up to the Facility commitment amount, at a price equal to the fair market value (as determined by the terms of the credit agreement) of those shares, unless the Company elects to prepay outstanding loans under the Facility in an amount equal to the Lender’s desired share purchase amount and reduce the Facility’s commitment amount accordingly, which may require termination of the Facility. If any loans are outstanding at the time of such purchase, the share purchase amount shall be reduced by the amount, and applied towards the repayment, of all outstanding loans (and the reduction of the Facility’s commitment amount) in the same manner as if the Company had prepaid such loans, and the balance of the share purchase amount available after such repayment, if any, shall be paid to the Company.

On March 7, 2008 and March 25, 2008 the Company borrowed $37,500,000 and $15,000,000, respectively, under the Facility. These borrowings were repaid on April 8, 2008.

On December 13, 2005, the Company entered into a $75,000,000 commitment to acquire shares of BlackRock Diamond Property Fund, Inc. (“BlackRock Diamond”). The Company made an additional investment of $25,000,000 in 2006. BlackRock Diamond is a private REIT managed by BlackRock Realty. On September 30, 2007, the Company fully redeemed its investment in BlackRock Diamond and received $104,476,000 in October 2007. Over the life of this investment, the Company invested $100,000,000 of capital and earned cumulative profits of $34,853,000, an annualized return of 20.8%.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At its meeting on March 7, 2008 the Audit Committee of the Board of Directors appointed Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for fiscal year ending December 31, 2008, subject to stockholder ratification. Representatives of Deloitte & Touche LLP will be present at the Annual Meeting and will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions from stockholders.

The Audit Committee considered the non-audit services provided by Deloitte & Touche LLP and determined that the provision of such services was compatible with maintaining Deloitte & Touche LLP’s independence. Deloitte & Touche LLP, the members of Deloitte Touche Tohmatsu and their respective affiliates billed the Company the following:

The aggregate accounting fees billed and services provided by the Company’s principal independent registered public independent registered public accounting firm for the years ended December 31, 2007 and 2006 are as follows:

	2007	2006
Audit Fees (1)	$1,026,145	$914,900
Audit-Related Fees:
Tax Fees (2)	102,382	139,294
All Other Fees (3)	251,000	105,000

Total Fees	$1,379,527	$1,159,194

(1)	Amounts include audit fees related to the statutory audits of the Company’s Irish subsidiaries.

(2)	Represents professional services for tax compliance, tax advice and tax planning. Amounts include tax fees paid related to the Company’s Irish subsidiaries.

(3)	Relates primarily to comfort letters provided in connection with the Company’s capital raising activities.

Pursuant to the Audit Committee charter, all services provided to the Company by its independent registered public accounting firm must be pre-approved either by the Audit Committee or, when appropriate, by a subcommittee formed by the Audit Committee. The pre-approval policies and procedures of the Audit Committee are in summary as follows:

Statement of Principles

The Audit Committee is required to pre-approve the audit and non-audit services performed by the Company’s independent registered public accounting firm for the Company in order to assure that the provision of such services does not impair the auditor’s independence. The Audit Committee also will pre-approve, in accordance with its Pre-Approval Policy (the “Policy”), all audit and non-audit services provided to all subsidiaries of the Company. Unless a type of service to be provided by the independent auditor is pre-approved in accordance with the terms of the Policy, it will require specific pre-approval by the Audit Committee or by any member of the Audit Committee to which pre-approval authority has been delegated.

The term of any Audit, Audit-Related, including Tax and All Other services that have been pre-approved under the Policy is twelve months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. Periodically, and no less than at its first meeting of each fiscal year, the Audit Committee will review and re-approve the Policy and all appendices attached thereto, together with any changes deemed necessary or desirable by the Audit Committee.

Delegation

In the intervals between the scheduled meetings of the Audit Committee, the Audit Committee delegates pre-approval authority under the Policy to the Chairman of the Audit Committee (the “Chairman”). The Chairman shall report any pre-approval decisions under the Policy to the Audit Committee at its next scheduled meeting. At each scheduled meeting, the Audit Committee will review with the independent auditor the services pre-approved under the Policy and the fees related thereto. Based on these reviews, the Audit Committee can modify, at its discretion, the pre-approval originally granted by the Chairman, provided the work has not already been completed. This modification can be to the form of the nature of services pre-approved, the level of fees approved, or both. The Audit Committee expects pre-approval of audit and non-audit services by the Chairman pursuant to this delegated authority to be the exception rather than the rule and may modify or withdraw this delegated authority at any time if this proves not to be the case. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

Pre-Approval Fee Levels

Fee levels for all services to be provided by the independent auditor and pre-approved under the Policy will be established periodically by the Audit Committee and set forth in the appendices hereto. Any proposed services exceeding these fee levels will require specific pre-approval by the Audit Committee or the Chairman.

Audit Services

The annual Audit Services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, company structure or other matters.

In addition to the annual Audit Services engagement specifically approved by the Committee, any other Audit Services not listed in the Policy or appendices thereto must be specifically pre-approved by the Committee or the Chairman.

Audit-Related Services

Audit-Related Services are assurance and related services that are not required for the audit, but are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. Audit-Related Services not listed in the Policy or appendices thereto must be separately pre-approved by the Committee or the Chairman. Audit-Related Services includes tax services and all other services.

Tax Services

The Audit Committee believes that the independent auditor can provide Tax Services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence; provided, however, that the independent auditor may not be an advocate for the Company in a tax proceeding or investigation. The Audit Committee, however, will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. Tax Services not listed in the Policy or appendices thereto must be separately pre-approved by the Audit Committee or the Chairman.

All Other Services

All other services not listed in the Policy or appendices thereto must be separately pre-approved by the Audit Committee or the Chairman.

Procedures

Requests or applications to provide services that require specific approval by the Audit Committee or the Chairman will be submitted to the Audit Committee or the Chairman, as the case may be, by both the independent auditor and the Company’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the rules of the SEC on auditor independence and the requested services is not a non-audit service prohibited by the SEC.

STOCKHOLDER PROPOSALS FOR 2009 ANNUAL MEETING

Proposals received from stockholders are given careful consideration by the Company in accordance with Rule 14a-8 under the Exchange Act. Stockholder proposals are eligible for consideration for inclusion in the proxy statement for the 2009 annual meeting of stockholders if they are received by the Company on or before December 15, 2008. Any proposal should be directed to the attention of the Company’s Secretary at 40 East 52nd Street, New York, NY 10022. In order for a stockholder proposal submitted outside of Rule 14a-8 to be considered “timely” within the meaning of Rule 14a-4(c), such proposal must be received by the Company not later than the last date for submission of stockholder proposals under the Company’s Bylaws. In order for a proposal to be “timely” under the Company’s Bylaws, it must be received not later than the close of business on the 60th day (March 16, 2009) nor earlier than the close of business on the 90th day (February 14, 2009) before the anniversary of the Annual Meeting; provided, however, that in the event that the date of the 2009 annual meeting of stockholders is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, a proposal by the stockholders to be timely must be received not earlier than the close of business on the 90th day before such meeting and not later than the close of business on the later of the 60th day before such meeting or the 10th day after the day on which public announcement of the date of such meeting is first made by the Company.

OTHER MATTERS

The Board of Directors knows of no other business to be brought before the Annual Meeting. If any other matters properly come before the Annual Meeting, including a proposal omitted from this Proxy Statement in accordance with Rule 14a-8 under the Exchange Act, the proxies will be voted on such matters in accordance with the judgment of the persons named as proxies therein, or their substitutes, present and acting at the meeting.

No person is authorized to give any information or to make any representation not contained in this Proxy Statement, and, if given or made, such information or representation should not be relied upon as having been authorized. The delivery of this Proxy Statement shall not, under any circumstances, imply that there has not been any change in the information set forth herein since the date of the Proxy Statement.

ADDITIONAL INFORMATION

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers household proxy materials, delivering a single proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or the Company that they or the Company will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker if your shares are held in a brokerage account or the Company if you hold registered shares. You can notify the Company by phone at (212) 810-3333 or send a written request to Anthracite Capital, Inc., 40 East 52nd Street, New York, NY 10022, Attention: Secretary.

By Order of the Board of Directors,

/s/ Vincent B. Tritto _____________________________
Vincent B. Tritto Secretary

New York, New York

April 14, 2008

APPENDIX A

ANTHRACITE CAPITAL, INC.

2008 MANAGER EQUITY PLAN

1.	Purpose.

The purpose of the Anthracite Capital, Inc. 2008 Manager Equity Plan (the “Plan”) is to issue Common Stock to the Manager as payment of specified fees earned by the Manager under the Management Agreement. For the full one-year term of the Management Agreement dated as of March 31, 2008, the Manager has agreed that one hundred percent (100%) of the base management fee and incentive fee earned shall be payable in shares of Common Stock.

2.	Administration of the Plan.

The Plan shall be administered by a Committee appointed by the Board. The Committee shall have the authority, in its sole discretion, subject to and not inconsistent with the express terms and provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan.

All decisions, determinations and interpretations of the Committee or the Board shall be final and binding on the Manager and the Company. No member of the Committee or the Board shall be liable for any action taken or determination made in good faith with respect to the Plan or any Stock Payment.

3.	Definitions.

(a) “Board” shall mean the Board of Directors of the Company.

(b) “Committee” shall mean, at the discretion of the Board, a Committee of the Board.

(c) “Common Stock” shall mean the common stock of the Company, par value $.001 per share.

(d) “Company” shall mean Anthracite Capital, Inc., a Maryland corporation, or any successor corporation.

(e) “Effective Date” shall mean the date as of which this Plan is approved by the Company’s stockholders.

(f) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

(g) “Management Agreement” means the Amended and Restated Investment Advisory Agreement, dated as of March 31, 2008, between the Company and BlackRock Financial Management, Inc. (as such agreement may be amended, supplemented, restated, extended or replaced from time to time).

(h) “Manager” means BlackRock Financial Management, Inc., a Delaware corporation, or any successor thereto or assignee of the Management Agreement.

(i) “Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

(j) “Stock Payment” shall mean a payment, payable in shares of Common Stock, made pursuant to the Management Agreement.

4.	Stock Subject to the Plan.

A total of 1,570,000 shares of Common Stock are reserved for issuance under the Plan. Shares issued under the Plan may be authorized but unissued shares of Common Stock or authorized and issued shares of Common Stock held in the Company’s treasury.

The number of shares of Common Stock authorized for issuance under the Plan is subject to equitable adjustment upon the occurrence of any stock dividend or other distribution, recapitalization, stock split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase or share exchange, or other similar corporate transaction or event.

5.	Stock Payments under the Plan.

The Company shall issue Common Stock to the Manager pursuant to the Management Agreement. Fees earned by the Manager under the Management Agreement shall be paid in shares of Common Stock as provided in the Management Agreement. By accepting a Stock Payment under the Plan, the Manager, shall be conclusively deemed to have indicated acceptance and ratification of, and consent to, all provisions of the Plan.

6.	Miscellaneous.

The Manager is and at all times shall remain subject to the trading window policies adopted by the Company from time to time throughout the period of time during which the Manager may sell shares of Common Stock acquired pursuant to the Plan.

7.	Securities Matters.

(a) The Company shall be under no obligation to effect the registration pursuant to the Securities Act of any shares of Common Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Common Stock issued pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Common Stock pursuant to the terms hereof, that the Manager make such agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

(b) The transfer by the Manager of any shares of Common Stock issued hereunder shall be effective only at such time as counsel to the Company shall have determined that the issuance and delivery of such shares is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. The Committee may, in its sole discretion, defer the effectiveness of any transfer of shares of Common Stock issued hereunder in order to allow the transfer of such shares to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Committee shall inform the Manager in writing of its decision to defer the effectiveness of a transfer. If such period of deferral exceeds 30 days, the Manager may elect to require the Company promptly to purchase the affected shares of Common Stock for the market value of such shares on the date of purchase.

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8.	Taxes.

The Manager shall be solely responsible for the payment of any taxes that may become payable by the Manager that arise from the issuance of Common Stock to the Manager by the Company under the Plan.

9.	Amendment or Termination of the Plan.

The Board or the Committee may, at any time, suspend or terminate the Plan or revise or amend it in any respect whatsoever; provided, however, that the requisite stockholder approval shall be required if and to the extent the Board or Committee determines that such approval is appropriate or necessary for purposes of satisfying applicable law. No amendment or termination of the Plan may, without the consent of the Manager, adversely affect the Manager’s rights under the Management Agreement.

10.	Effective Date and Term of Plan.

The Plan shall become effective on the Effective Date; provided, however, that the Plan, upon becoming effective, shall apply to all Stock Payments related to fees earned by the Manager under the Management Agreement, even if earned prior to the Effective Date. Unless earlier terminated by the Board, the right to agree to Stock Payments under the Plan shall terminate on the tenth anniversary of the Effective Date. Stock Payments prior to Plan termination shall remain in effect according to their terms and the provisions of the Plan.

11.	Applicable Law.

Except to the extent preempted by any applicable federal law, the Plan shall be construed and administered in accordance with the laws of the State of Maryland, without reference to its principles of conflicts of law.

12.	Manager Rights.

Except as provided in the Management Agreement, the Manager shall not have any claim to be entitled to any Stock Payment under the Plan. Except as provided specifically herein, the Manager shall have no rights as a stockholder with respect to any shares covered by any Stock Payment until the date of the issuance of a Common Stock certificate to the Manager for such shares.

13.	No Fractional Shares.

No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. Cash or other property acceptable to the Manager shall be issued or paid in lieu of such fractional shares.

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ANNUAL MEETING OF STOCKHOLDERS OF

ANTHRACITE CAPITAL, INC.

May 15, 2008

Please mark, sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

¯Please detach along perforated line and mail in the envelope provided.¯

PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

				FOR	AGAINST	ABSTAIN
The Board of Directors recommends a vote FOR all nominees 1. Election of Directors ☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below)	NOMINEES FOR TERM EXPIRING IN 2011: Hugh R. Frater Jeffrey C. Keil Deborah J. Lucas NOMINEE FOR TERM EXPIRING IN 2010:	¡ ¡ ¡

The Board of Directors recommends a vote FOR proposal 2

2. Proposal to ratify the appointment of Deloitte & Touche LLP as independent registered public accounting firm for the fiscal year ending December 31, 2008.

The Board of Directors recommends a vote FOR proposal 3

				☐	☐	☐
	Walter E. Gregg Jr. NOMINEE FOR TERM EXPIRING IN 2009:	¡	3. Proposal to approve the Anthracite Capital, Inc. 2008 Manager Equity Plan.	☐	☐	☐
	Christopher A. Milner	¡

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: •	TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE HEREOF.

This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is indicated, this Proxy will be voted FOR the election of each nominee listed in proposal 1, FOR proposal 2 and FOR proposal 3, and in accordance with the proxies’ best judgment on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof.

This Proxy may be revoked at any time prior to the time voting is declared closed by giving the Secretary of Anthracite Capital, Inc. written notice of revocation or a subsequently dated proxy, or by casting a ballot at the Annual Meeting or any adjournment thereof.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and accompanying Proxy Statement, and hereby revokes any proxy heretofore given with respect of such meeting.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY IN THE ENVELOPE PROVIDED.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANTHRACITE CAPITAL, INC.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 15, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints RICHARD M. SHEA, VINCENT B. TRITTO, HERMAN H. HOWERTON and HARRIS OLINER and each of them as proxies of the undersigned, with full power of substitution, to vote, as designated on the reverse side, all the shares of common stock of the Company held of record on March 31, 2008 by the undersigned at the Annual Meeting of Stockholders of ANTHRACITE CAPITAL, INC. to be held at the Omni Berkshire Place, 21 East 52nd Street, Second Floor, New York, NY 10022, at 10:00 a.m., Eastern Time, on May 15, 2008, and at all adjournments or postponements thereof. By signing this Proxy, the undersigned also authorizes each proxy to vote, at his discretion, on any matter that may properly come before the Annual Meeting or any adjournment or postponement thereof, in accordance with his best judgment.

(Continued, and to be signed and dated on the reverse side)

COMMENTS: